Exhibit 99.3

DIODES 2Q11 EARNINGS CALL

QUESTION AND ANSWER

Operator

(Operator Instructions) Steve Smigie, Raymond James.

Steve Smigie, Raymond James & Associates – Analyst

I guess I just wanted to follow-up a little bit on the productivity you guys have been working on with the new employees. Sound like it’s going to be finished at the end of the third quarter. Obviously, there is some issues here with product utilization due to some slower revenue but what kind of benefit could we potentially see gross margin wise as we got into the December quarter from you getting back up to productivity levels?

Keh-Shew Lu, Diodes Inc – President and CEO

Well, Steve, it will depend on the demand, okay? What we say now is we put enough capacity in third quarter. Our people should be proactive by end of September, so if the business comes in strong, then we’ll have the opportunity to gain that GPM%.

Steve Smigie, Raymond James & Associates – Analyst

Okay.

Keh-Shew Lu, Diodes Inc – President and CEO

Right now we’ve are positioning ourselves, we have enough capacity, we have enough productivity of our worker by end of September then it really depend on what the market will be looking like in 4Q.

Steve Smigie, Raymond James & Associates – Analyst

Okay. And Dr. Lu, last cycle 2008 when things got pretty bad, you were sort of one of the first out there to cut back. Not just CapEx but I think to let people go as well. It seems like although you’ve cut back CapEx here you really haven’t made a decision to start cutting back on the workforce, so does that mean you feel a little bit more comfortable that this might be a shallower revenue drop over the next few quarters or so?

Keh-Shew Lu, Diodes Inc – President and CEO

Yes. You are correct. Because, we are uncertain but I don’t think we are now at the state to say we would let people go. So what we do is we canceled the 4Q capitals and we put it on hold and delay it, and therefore, we say 40% of our second-quarter – second half capital was stopped in delay. And then we just say no more increase income, okay. Now we are watching it. Now, if the situation gets worse, then what we do is not hire them back, we will just stop hiring, then attrition would take care of that automatically. And at this moment, we assume, we want to keep that kind of label off the people so we won’t run into the problem if the market turned. We don’t have enough people to run the equipment. Capacity is already there so we don’t want to run into that problem, have the capacity and equipment but no people to run it.

Steve Smigie, Raymond James & Associates – Analyst

Okay great. Last question was just your guidance for September is down a little bit. Obviously normally for a normal environment it would be up a decent amount. What would that suggest in terms of holiday orders and what would happen as we go into the fourth quarter? So if we start to see holiday orders pick up, could that number potentially go up a little bit? And then as we go into December quarter, normally December would be from down from September but since we didn’t have the big spike up in September would that mean we wouldn’t have as much of a drop-off in December?

Keh-Shew Lu, Diodes Inc – President and CEO

You are right. What you said is exactly in my mind how direct ways. Currently what we see today, we put that mid-point based on what we see today. Now if the holiday purchase coming out strong, obviously we’ll go to the high-end. And if the worse than what we see now, then we go to the low-end. But if you don’t have a good third quarter, then obviously, the fourth quarter will not be going down either. So I think you have that right.

Steve Smigie, Raymond James & Associates – Analyst

Great. Think a lot, guys. Appreciate it.

Operator

Shawn Harrison, Longbow Research.

Shawn Harrison, Longbow Research – Analyst

Really, maybe, Mark if you have some of these statistics available, just you had some commentary on the distributor POS versus POP, how that traction – for the entire quarter but maybe the June, July timeframe, did that gap widen? And how much of kind of the weakness are you seeing, do you believe is actual underlying demand versus maybe an inventory correction? Any commentary on both those dynamics would be helpful.

Mark King, Diodes Inc – SVP, Sales and Marketing

I think that June and July were relatively soft. I think you could see some conservativeness moving to the channel on POP. But I think you might have seen – I think the June POS was pretty reasonable. And July was relatively soft. But in North America specifically, Asia, I think was reasonably okay, so I think if you look at North America and Europe, they’re a little bit more pronounced. You had the holiday season and the first part of this month so you maybe lost a week from a POS standpoint, so I think all-in-all, July was a relatively soft month.

Steve Smigie, Raymond James & Associates – Analyst

Okay. And then just kind of a –

Mark King, Diodes Inc – SVP, Sales and Marketing

Yes. In Europe, is a little bit – looking like the typical Europe that we haven’t seen for a couple of years.

Steve Smigie, Raymond James & Associates – Analyst

So some of this is back to normal seasonality within Europe, with maybe North America a little bit weaker than that?

Mark King, Diodes Inc – SVP, Sales and Marketing

Right.

Steve Smigie, Raymond James & Associates – Analyst

Okay. Very helpful. And then the second question, I guess, with getting back to seasonality or worse than seasonal in some geographies, how would you describe the pricing environment? I know it’s been relatively benign now for a number of quarters, in part because we’ve seen better than seasonal growth?

Mark King, Diodes Inc – SVP, Sales and Marketing

Surprisingly enough, obviously we’re seeing a little bit more quote activity and a little bit more duplicate quote activity but it seems that the costing environment has made the competitive base a little more sensitive to movement in price, so we haven’t seen a great change. So I don’t think it’s normally – I don’t think we’re seeing as much pressure as we might expect based on the news, but some of the news that we’re seeing right now is pretty new, so maybe it’s still a little bit uncertain.

Steve Smigie, Raymond James & Associates – Analyst

Okay.

Keh-Shew Lu, Diodes Inc – President and CEO

If you look at the building material, gold price, everybody faces the same problem, okay? And if you look at the labor shortage, the labor costs increased in China. Again, everybody see the same problem. And therefore, I think people cost is automatically going up, so the price pressure is actually less.

Steve Smigie, Raymond James & Associates – Analyst

Very helpful. And then just Rick, a quick clarification I think you drew on the credit facility in this quarter for the first time in a while. Anything just behind that?

Rick White, Diodes Inc – CFO, Secretary and Treasurer

No. That –

Keh-Shew Lu, Diodes Inc – President and CEO

No.

Rick White, Diodes Inc – CFO, Secretary and Treasurer

That was just a short-term deal in China. I’m pretty sure that’s already been paid back. So it’s not a long-term deal.

Steve Smigie, Raymond James & Associates – Analyst

Okay. Thanks everyone for the insight.

Operator

Gary Mobley, Benchmark.

Gary Mobley, The Benchmark Company – Analyst

I have 3 questions all relating somewhat to the gross margin. First, I was hoping you could confirm this, I’m assuming your European mix, product mix is higher margins since probably most of that revenue is coming from Zetex right? And then second, is gold inter-connect or the high price of gold a problem for you to this date? Or at the time, I should say? Or have you fully converted over to copper and then, Rick, could you give us what the utilization rates – manufacturing utilization rate was for the quarter and as well what the outlook is for the third quarter?

Keh-Shew Lu, Diodes Inc – President and CEO

Number 1, the gold, okay, I think the gold price will continue going up, and we know that. And that’s why we continue putting our efforts to convert from gold to copper. Okay? So I think that – I hope that will cancel each other on the effect. And we continue going to that as a part of the cost reduction mode. Productivity wise, as I mentioned by end of September we should be back to fully trained operator and we should be able to get to full productivity. Now, we will continue improve that productivity, it just part of cost-reduction but continued improving productivity but we should be back to this normal in September, and so move forward should be better.

And from the commodity, we try to do is using the fully utilize our capacity, so we change if the business is not there then we change the product mix to go to commodity product to fully utilize our capacity. So, depend on really the market, which is very uncertain for us. But, if the market turn, that’s a big if, then we should be able to move to high-end of the product mix, but if the continue of softness, then we will try to fully utilize it, then the product mix will go to the other way. But we really don’t know. Our guidance is – we already give that guidance and that’s what we see. What we will do.

Mark King, Diodes Inc – SVP, Sales and Marketing

Gary, and the 1 question you missed was the Europe margins and yes, the European territory carries higher-margin so that would have an impact on the margins.

Gary Mobley, The Benchmark Company – Analyst

And last question I have, can you give us a rough approximation what your analog mix was for the quarter? And then as well, whether you are generating any revenue from the logic products at this point in time?

Mark King, Diodes Inc – SVP, Sales and Marketing

We really don’t get into the break-out of the analog and the discrete but I think it’s running pretty consistently with what it’s always done, and, we continue to make breakthroughs in the logic market, and we continue to win new design wins, and I believe we’ve been stating we’re still on track to starting to see some decent revenues toward the end of the year.

Gary Mobley, The Benchmark Company – Analyst

Thanks, guys.

Operator

Suji De Silva, ThinkEquity.

Suji De Silva, Thinkequity – Analyst

Can you start with maybe by the end markets what you think the third quarter will be, roughly?

Mark King, Diodes Inc – SVP, Sales and Marketing

By end markets –

Suji De Silva, Thinkequity – Analyst

Versus the overall consumer computing which will be in line above/below.

Mark King, Diodes Inc – SVP, Sales and Marketing

I think that we’ll be relatively consistent with computer and consumer running between 64% and 65%. You’ve got the – they are there running right between 32% and 34% and so forth so I think it be relatively consistent.

Keh-Shew Lu, Diodes Inc – President and CEO

Consumer is 34%. Computer is 26%. Actually, industrial is 21%, which is not bad. And now communication is going down to 16% so if you look at it, industrial now is out-perform then communications.

Mark King, Diodes Inc – SVP, Sales and Marketing

Right. So we think that probably the computer and consumer segments of the total will be relatively consistent. The others will just move a little bit and there’ll be some movement between those 2 segments during the quarter.

Suji De Silva, Thinkequity – Analyst

Okay. Good. That helps. And then you talked about I guess China being a little bit stronger in demand versus Europe and the US. Do you see any slowing in the China demand domestically or is that something you continue to solve with lower margin product in to help the revenue in the third quarter?

Keh-Shew Lu, Diodes Inc – President and CEO

We need to be careful when we say China, it’s actually China manufacturing because our revenue is really go through the manufacturing in Asia, and that’s what we said, Asia is strong. We talking about the manufacturing, not really the consumption in China, because that’s different story.

Suji De Silva, Thinkequity – Analyst

Dr. Lu, do you have any views on the end demand in China, the trend there?

Keh-Shew Lu, Diodes Inc – President and CEO

Well, I really – I was told when I was in Asia last couple of weeks, actually, I was told that China because the inflation is up significantly the spendable money actually is less, and so people don’t have the actual monies, so the consumption actually is going down. Okay? Unlike 2009, the China government spent a lot of money to set aside the product such that people can afford to buy. This time, the government did not really spend the money. They probably tried to control the inflation. They didn’t spend the money to set aside the product. Okay? So this year, this time is different for unlike the 2009. If you remember year 2009, twice the China government put in the money to get the people to buy the white goods and those products.

Suji De Silva, Thinkequity – Analyst

Okay. That helps. And last question, Dr. Lu. I remember through the last downturn a few years ago which you referred to, you said that building capacity and CapEx is strategic for you to be able to gain share as we came out of the downturn. At this time point in time, you’re trying to modulate your CapEx spend. Is that a difference in the strategy here or is that just timing, we’re early in the downturn?

Keh-Shew Lu, Diodes Inc – President and CEO

No, no, no. Nothing is changed. It just more careful, okay, we continue putting the capacity because our strategy always grow profitable growth, so we always want to make sure we put enough capacity to gain the opportunity when the market turned. So we put in our plan to put in additional capacity in 3Q and 4Q but now since we see the 3Q is not as strong as what we forecasted, then we just delay till 4Q. And so – if for some reason or if the 3Q turn out to be strong and the 4Q is okay, is good, then we have enough capacity. And then the other hand, since our operator now is – by September they are fully trained, their productivity can be fully utilized, then we have additional output in our capacity available. So when I look at both I say okay, we have enough head-room for the growth if the market turn. Then I say, let’s stop putting in more capacity.

Mark King, Diodes Inc – SVP, Sales and Marketing

So you have to remember that we only delayed – and we delayed, we didn’t cancel. We delayed 40% of the capacity and so we still have the other 60% that we’re planning on putting in place, so it’s more of a modulation rather than a knee-jerk reaction.

Suji De Silva, Thinkequity – Analyst

Yes. Very good. Thanks, guys.

Operator

Ramesh Misra, Brigantine Advisors.

Ramesh Misra, Brigantine Advisors – Analyst

In terms of the inflationary pressures in China, has that begun to impact salaries for your operators, or do you anticipate that to trend up as the year progresses?

Keh-Shew Lu, Diodes Inc – President and CEO

Well, the salary – they do publish the minimum salary every year, and our facility in Shanghai – in Shanghai, in April raised their minimum salary. And we react to that actually before that. So when remember last conference call or 3 months ago when we started to see – we do for the people dealing with the Chinese New Year we cannot hire the people in January. We go ahead raise the salary in February way above the minimum wage published by Shanghai City in April. So we ought to have those costs in and those we should not see any more raise until probably next year when the city raise the minimum wage again. But we should – we tried to take action ahead of that, such that we won’t lose the people and we are able to recruit the right people.

Ramesh Misra, Brigantine Advisors – Analyst

Okay. That is helpful. In regards to the changes in the PC business, the ramp in tablets, are you seeing a benefit from that? Are you seeing strength in tablets offsetting the weakness in notebooks or PCs?

Mark King, Diodes Inc – SVP, Sales and Marketing

We see the tablets so far as additive to our Business, okay? And we see strength in the notebook area or we see continued opportunity for growth for us in the notebook area as well as the tablet area. And the PC is not as – except for a narrow customer base, the PC isn’t as important to us any longer.

Ramesh Misra, Brigantine Advisors – Analyst

Okay. All right. Then finally, I missed your commentary on CapEx I’m sorry I joined the call a little late. Can you just remind us again what Q2 CapEx was and the amount that you are dealing on your Q3 CapEx?

Rick White, Diodes Inc – CFO, Secretary and Treasurer

Yes. So we said that capital expenditures were $35.8 million during the second quarter, and that included about $4.5 million for our Chengdu site expansion and that was 18.4% of revenue versus 11% in the first quarter. We’re continuing our Chengdu site development but we have delayed about 40% of our second half CapEx not including Chengdu, and we expect that our CapEx we’ll be at the low-end of our 10% to 12% of revenue model not including Chengdu.

Keh-Shew Lu, Diodes Inc – President and CEO

From now on, we really like to take Chengdu CapEx separate from our operational CapEx. Because Chengdu we start from beginning and we are going to build the building, so output won’t be ready until probably 1 year later. And so we always put Chengdu separate from our CapEx for production.

Ramesh Misra, Brigantine Advisors – Analyst

Okay. And just a little clarification on that, Rick, if you’re pushing up 40% of your second-half CapEx, shouldn’t it be below that 10% to 12% that you usually target?

Rick White, Diodes Inc – CFO, Secretary and Treasurer

No, not necessarily. It we were at 12% last time and we pushed out – remember it’s 40% of the second half amount that we were planning on spending without Chengdu.

Keh-Shew Lu, Diodes Inc – President and CEO

And Ramesh you need to remember the way we typically in the first half spend more than the second half. Okay? Because the nature of our Business – and we typically have much bigger growth in second quarter and third quarter and then fourth-quarter typically is flat or slightly down. So to be able to achieve that kind of running rate and put more money in the first half, especially in the second quarter, okay? In the first half especially second quarter, because you get ready for big ramp in the third quarter.

Rick White, Diodes Inc – CFO, Secretary and Treasurer

So we spent 11% in the first quarter and we spent over 18% in the second quarter.

Ramesh Misra, Brigantine Advisors – Analyst

Okay. All right. And then just if I may have 1 last 1. Historically, Dr. Lu, you’ve managed to outperform Diodes’ both in upturns and downturns. Looking forward to 2012, what do you see as the main drivers of you being able to do better than the broader market?

Keh-Shew Lu, Diodes Inc – President and CEO

Well, we sure want to repeat what we’ve been doing, and so number 1, we put enough capacity, so we always putting capacity ahead of the demand. And we are watching very closely – even now today in third quarter, our demand is not there but we already have additional capacity there, okay? So we could just get ready. We have a lot of new product and if you go through Mark’s comments, we still continue pushing out the new products and a lot of design wins so all those what we are doing on the design win, on the new product and the capacity, it’s always going to help, and that just give you a couple of more sense. I think you know have we have been doing growth more than everybody in the MOSFETs and SBR, especially the new version of SBR. Yes, we called DIODESTAR okay, those kind of SBR 600 volts, those are the one going to be driver for our growth in the future, and logic, we had a lot of effort and a lot of design win in logic. It’s just small and so even growth quite well – it won’t be there. It won’t be significant but it will be another drive force. And then LED driver business have been doing what quite well too. So we do have several of the key drivers for our growth next year. And I just need to make sure we have enough capacity such that we want to be – we can take opportunity to gain the market share instead of get capacity limited again.

Ramesh Misra, Brigantine Advisors – Analyst

Okay. Thanks for a much.

Operator

Tristan Gerra, Robert W Baird.

Tristan Gerra, Robert W. Baird & Company, Inc. – Analyst

In terms of your mix in the quarter you talked about a mix shift. Could you talk about what was the change in units sequentially in Q2 and also is mix affecting the Q3 revenue guidance?

Mark King, Diodes Inc – SVP, Sales and Marketing

What was the units?

Rick White, Diodes Inc – CFO, Secretary and Treasurer

First of all, what was the unit difference?

Rick White, Diodes Inc – CFO, Secretary and Treasurer

The units increases between first-quarter and second-quarter. We don’t normally give that kind of information out, right? The details of the output?

Keh-Shew Lu, Diodes Inc – President and CEO

We don’t give the detail of the unit output, but obviously, our second-quarter unit is more but if you remember, in 1Q, we actually don’t have enough capacity due to the man shortage and due to the Chinese New Year shorter working day. In 1Q February Chinese New Year and the shorter working days plus reduced people during Chinese New Year so our revenue in 1Q actually make it up by shipping the finished good we have in the inventory, in our own inventory to make up the revenue. You go to the second quarter, the units obviously is up significantly, but you don’t have any more finished good to ship it out. And so our revenue – and actually we grow 5% so if you look at the revenue grow 5%, the units is more than 5%. And we don’t break out how many but I can tell you it’s more than 5% revenue growth.

Tristan Gerra, Robert W. Baird & Company, Inc. – Analyst

Thank you. That’s very useful. Just as a quick follow-up, so when we look at the Q3 revenue guidance, should we expect another mix shift which basically will be an upset to your unit growth because it will impact overall ASPs or would you say that your revenue guidance is pretty much in line with what you expect to ship? I’m trying to put this in relation with some of the other guidance’s from peer companies.

Keh-Shew Lu, Diodes Inc – President and CEO

Okay. The guidance is really, we move the mix downward such that we can fully utilize our capacity. If the market turn, then obviously we can move our mix upwards and so, it’s really depend on how the market. Right now our mid-point of the revenue and GPM is based on what we see today. And then depend on it could be up or could be down.

Tristan Gerra, Robert W. Baird & Company, Inc. – Analyst

Okay. And quick final 1, and sorry if I missed it, could you talk about utilization rate expectation in inventory days at distributor Q3 and your expectation relative to Q2?

Mark King, Diodes Inc – SVP, Sales and Marketing

I think we are seeing that it should come down a little bit in Q3. Actually, days, we hope to improve the days and the raw inventory and create a decrease. That’s the expectation.

Tristan Gerra, Robert W. Baird & Company, Inc. – Analyst

Okay. And would that be the case at the distributors as well?

Mark King, Diodes Inc – SVP, Sales and Marketing

Yes. So we believe that the distributor days would decrease as well as the raw inventory dollars.

Tristan Gerra, Robert W. Baird & Company, Inc. – Analyst

Great. Thanks a lot.

Keh-Shew Lu, Diodes Inc – President and CEO

Our distributor now is very conservative too, so the orders – since we are the POP, then the order obviously would be slow down on the POP.

Mark King, Diodes Inc – SVP, Sales and Marketing

So it shouldn’t take us long to get right back in the track.

Tristan Gerra, Robert W. Baird & Company, Inc. – Analyst

Very good. Thanks again.

Operator

Steven Chin, UBS.

Steven Chin, UBS – Analyst

Dr. Lu, first question, probably more for you, just since you’re fresh back from a trip to Asia. I was wondering if you could provide some color on what your customers and I guess the Taiwan food chain, or maybe your direct customers, what they’ve been saying quantitatively and qualitatively about end demand. And if you compare that to previous industry cycles like if you could exclude 2008 and you look at product cycle, does it seem like we’re currently in a recession or negative consumption from your perspective or is it still kind of too early to tell whether or not overall consumption is actually declining significantly for quarter more specifically?

Keh-Shew Lu, Diodes Inc – President and CEO

Okay. Number 1, most of our customer in Taiwan is actually building the product for the major US and Europe Company. So, you talking about Hon Hai, Foxconn, Quanta, even LG, Samsung, most our direct customer is building the product for US and Europe consumption. When I talk to them, they – nobody really know what’s going on. They tell me – and Asia is not – if you look at Asia market itself, is not as bad as what we feel. But the problem is they are waiting for the order from the major customer in US and Europe, and when they ask them what is going to be your loading that can’t help. We watching the US market too. So when I talked to my people, they just say the same – you go back to US and tell us what will be going on over there? Okay. So actually, they don’t know. And nobody really understands what will be the Christmas sale this year, so they are waiting for the Christmas order. Christmas building order from the major customers in US and Europe.

Steven Chin, UBS – Analyst

Okay.

Keh-Shew Lu, Diodes Inc – President and CEO

Everybody is waiting.

Steven Chin, UBS – Analyst

Got it.

Keh-Shew Lu, Diodes Inc – President and CEO

And you say is this a recession, I don’t know. I don’t think I can say now yes, it’s a recession. I don’t know. But everybody is waiting.

Steven Chin, UBS – Analyst

Okay.

Keh-Shew Lu, Diodes Inc – President and CEO

But don’t forget, Christmas will come, and so someday somebody going to order for the Christmas. Then we’ll know.

Steven Chin, UBS – Analyst

Okay. Understood. Great. And next question I had was for Mark, in terms of the PC and consumer end-market to the degree that you could differentiate where your products are going into the end-markets? Any commentary on whether or not the amount of products purchased by your customers, whether it’s through the disty or directly. If that – if the amount of orders I guess, sort of seasonal quarter for PC and consumer, or is there sort of potentially some conservatism in the expected demand for Q3?

Mark King, Diodes Inc – SVP, Sales and Marketing

I think there is uncertainty in the expected demand for Q3. And obviously we’re very consumer and career-based whether it be LCD TV set top box, whether it be tablet, smartphones and so forth, I think where the most question might be is in notebook and the most question might be in LCD and LED TV. Okay? Those could be the things. I think that the smartphone business, I think the tablet business, all those remain pretty firm. Obviously, the numbers in some of those other categories are quite large.

Steven Chin, UBS – Analyst

Okay.

Mark King, Diodes Inc – SVP, Sales and Marketing

If that answers your question.

Steven Chin, UBS – Analyst

That’s very helpful. And final question for Rick regarding CapEx once again for Chengdu, is there a dollar estimate for the full year on how much you expect to spend there? And secondly, is that sort for the P&L or is that going to be capitalized –

Rick White, Diodes Inc – CFO, Secretary and Treasurer

All the CapEx will be capitalized, and so it won’t have any impact on the P&L directly. Of course, we got 100 people there and we’re producing products, so those will impact our P&L as well. As far as a specific number, we’ve said that we will invest about $50 million, $45 million I think in Chengdu, and you could assume that most of that initial investment would go towards buildings and infrastructure development.

Steven Chin, UBS – Analyst

Okay. Perfect. Thanks. And good luck on the quarter, guys.

Operator

Christopher Longiaru. Sidoti and Company.

Christopher Longiaru, Sidoti & Company – Analyst

Most my questions have been answered. I just wanted to ask specifically, I know we’re a couple of months out from the Japan disaster. I wanted to just see how that specific market is going for you and if you see anything unusual there, based on just the rebuild going on?

Mark King, Diodes Inc – SVP, Sales and Marketing

I don’t think we see anything there. We’re are still seeing some impact on raw materials coming out of there, so hopefully that will settle down and help us get our costs back in line. But outside of that, I do believe that there is still some opportunity for crossing products from people that had difficulties with Japanese vendors during that period so we see some opportunity in that area, but I think outside of that, everything is pretty stable.

Christopher Longiaru, Sidoti & Company – Analyst

Okay. That’s all I have for now. Thanks, guys.

Operator

Vijay Rakesh, Sterne Agee.

Vijay Rakesh, Stern, Agee & Leach – Analyst

So just to get the numbers, what was the CapEx before and what is it now after you push out the 40%?

Keh-Shew Lu, Diodes Inc – President and CEO

Sorry, you break up –

Rick White, Diodes Inc – CFO, Secretary and Treasurer

He wanted to know what the CapEx was before we pushed it out and versus what we haven’t pushed out. What you should do is just look at the 10% to 12% of whatever the revenue is that you have estimated for the year. And you can see what we spent for the first half and you can figure that out. We don’t want to give you the specific numbers associated with that.

Vijay Rakesh, Stern, Agee & Leach – Analyst

Got it. And you mentioned that inventory in China was a little high. How many weeks was it versus – and where do you see normal levels at?

Mark King, Diodes Inc – SVP, Sales and Marketing

Yes. We like to have 3 or just below 3, and I think it was running at about 3.2 to 3.4.

Vijay Rakesh, Stern, Agee & Leach – Analyst

Got it. Okay, great. Thanks, guys.

Operator

Ladies and gentlemen, this concludes today’s question and answer session. I would now like to turn the call back to Dr. Lu for closing remarks.

Keh-Shew Lu, Diodes Inc – President and CEO

Thank you for your participation today. Operator, you may now disconnect.

Operator

Ladies and gentlemen, we thank you for your participation in today’s conference. This concludes the presentation, and you may now disconnect. Have a good day.